Share Capital and Reserves - Schedule of Composition of Share Capital (Details) - shares		Dec. 31, 2025	Dec. 31, 2024
Schedule of Composition of Share Capital [Abstract]
Authorized	[1]	500,000,000,000	1,000,000,000
Issued and outstanding	[1]	10,255,904,346	415,103,076

[1]	On August 18, 2025, at the adjourned Annual General Meeting, the Company’s shareholders approved, among others, to increase the Company’s registered share capital to 500,000,000,000 ordinary shares, and the authorization of the board of directors to effect a reverse share split of the Company’s issued and outstanding ordinary Shares, at a ratio ranging from 1:50 to 1:200, to be determined at the Board’s discretion at any time within 12 months from the date of the Meeting. However, as of the date of approval of the financial statements for issuance no decision to perform reverse share split was received by the board of directors.